                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       for

                                Offer to Exchange

         6% Notes due 2003 for any and all outstanding 6% Notes due 2003 6-1/8% Notes due 2005 for any and all outstanding 6-1/8% Notes due 2005 6-3/8% Notes due 2008 for any and all outstanding 6-3/8% Notes due 2008
    6-7/8% Debentures due 2028 for any and all outstanding 6-7/8% Debentures due 2028

                                       of

                              PANAMSAT CORPORATION

         This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of PanAmSat Corporation, a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated July __, 1998 (the "Prospectus"), if certificates for the Company's outstanding 6% Notes due January 15, 2003, 6-1/8% Notes due January 15, 2005, 6-3/8% Notes due January 15, 2008, and 6-7/8% Debentures due January 15, 2028 (collectively, the "Private Securities") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

              Delivery To: The Chase Manhattan Bank, Exchange Agent

  By Mail or Hand/Overnight Delivery:           By Facsimile Transmission:
     The Chase Manhattan Bank                (For Eligible Institutions Only)
     450 West 33rd Street, 15th Floor                (212) 946-8161
     New York, NY  10001                          Confirm by Telephone:
     Attention:  Global Trust Services,              (212) 946-3082
     Mr. Sheik Wiltshire

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Private Securities set forth below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount of Private Securities Tendered:*



|--------------------------------------------|----------------------------------|--------------------------------------------|
|                                            |       Certificate Number         |   Principal Amount of Private Securities   |
|  Series of Private Securities Tendered     |         (If available)           |                  Tendered*                 |
|--------------------------------------------|----------------------------------|--------------------------------------------|
|--------------------------------------------|----------------------------------|--------------------------------------------|
|                                            |                                  |                                            |
|--------------------------------------------|----------------------------------|--------------------------------------------|
|                                            |                                  |                                            |
|--------------------------------------------|----------------------------------|--------------------------------------------|
|                                            |                                  |                                            |
|--------------------------------------------|----------------------------------|--------------------------------------------|


* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


 Name(s) of Registered Holder(s):_____  Area Code and Telephone No.:___________

 _____________________________________  If Notes will be delivered by book-entry

______________________________________  transfer to DTC, check the box:  |_|

                                        DTC account No.: ______________________

          An authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

        X___________________________________     _____________________________

        X___________________________________     _____________________________
                  Signature(s) of Owner(s)                   Date
                  or Authorized Signatory

          Area Code and Telephone Number: ________________________

         Must be signed by the holder(s) of Private Securities as their name(s) appear(s) on certificates for Private Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):                 _______________________________________________

                         _______________________________________________

Capacity:                _______________________________________________

Address(es):             _______________________________________________

                         _______________________________________________

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" (within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) hereby guarantees that the certificates representing the principal amount of Private Securities tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Securities into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date of the Exchange Offer.


______________________________________       __________________________________
         Name of Firm                               Authorized Signature

______________________________________       __________________________________
           Address                                        Title

______________________________________       Name:_____________________________
          Zip Code                                   (Please Type or Print)

Area Code and Tel. No.________________       Dated:____________________________

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE SECURITIES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF PRIVATE SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.